                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                            ENDED APRIL 30, 1999


LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[MORNINGSTAR RATINGS LOGO]
Seeks long-term growth of capital through a diversified worldwide portfolio of marketable securities

KEMPER GLOBAL BLUE CHIP FUND

     "... One of the most important new themes developing is "The Empowered Consumer." It focuses on technologies that give consumers more pricing power. Through it we capture exposure to both consumer-related Internet infrastructure and consumer Internet usage. ..."


                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
8
Geographic Composition
9
Largest Holdings
10
Portfolio Of Investments
16
Financial Statements
18
Notes To Financial Statements
22
Financial Highlights
23
Shareholders' Meeting


AT A GLANCE
--------------------------------------------------------------------------------
KEMPER GLOBAL BLUE CHIP FUND
TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 1999
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                                     13.81%
CLASS B                                     13.13%
CLASS C                                     13.22%
LIPPER GLOBAL FUNDS CATEGORY AVERAGE*       19.65%
--------------------------------------------------------------------------------

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

*LIPPER ANALYTICAL SERVICES, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN
 NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES AND, IF THEY HAD, RESULTS MAY HAVE BEEN LESS FAVORABLE.

INVESTMENT IN FOREIGN SECURITIES PRESENTS SPECIAL RISK CONSIDERATIONS INCLUDING FLUCTUATING CURRENCY EXCHANGE RATES, GOVERNMENT REGULATION AND DIFFERENCES IN LIQUIDITY.

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
                                       AS OF     AS OF
                                      4/30/99   10/31/98
--------------------------------------------------------------------------------
KEMPER GLOBAL BLUE CHIP
FUND CLASS A                          $11.62    $10.21
--------------------------------------------------------------------------------
KEMPER GLOBAL BLUE CHIP
FUND CLASS B                          $11.46    $10.13
--------------------------------------------------------------------------------
KEMPER GLOBAL BLUE CHIP
FUND CLASS C                          $11.49    $10.14
--------------------------------------------------------------------------------

KEMPER GLOBAL BLUE CHIP FUND
LIPPER RANKINGS AS OF 4/30/99*
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER GLOBAL FUNDS CATEGORY

           CLASS A           CLASS B            CLASS C
--------------------------------------------------------------------------------
1-YEAR    #64 of 229 funds   #87 of 229 funds   #83 of 229 funds
--------------------------------------------------------------------------------

TERMS TO KNOW

YOUR FUND'S STYLE

--------------------------------------------------------------------------------
MORNINGSTAR EQUITY STYLE BOX
--------------------------------------------------------------------------------

[MORNINGSTAR EQUITY STYLE BOX]
Source: Morningstar, Inc. Chicago, IL. (312) 696-6000. The Equity Style Box placement is based on two variables: a fund's market capitalization relative to the movements of the market, and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most recent of the three market-cap groups.

THE STYLE BOX REPRESENTS A SNAPSHOT OF THE FUND'S PORTFOLIO ON A SINGLE DAY. IT IS NOT AN EXACT ASSESSMENT OF RISK AND DOES NOT REPRESENT FUTURE PERFORMANCE. THE FUND'S PORTFOLIO CHANGES FROM DAY-TO-DAY. A LONGER-TERM VIEW IS REPRESENTED BY THE FUND'S MORNINGSTAR CATEGORY, WHICH IS BASED ON ITS ACTUAL INVESTMENT STYLE AS MEASURED BY ITS UNDERLYING PORTFOLIO HOLDINGS. CATEGORY PLACEMENTS OF NEW FUNDS ARE ESTIMATED. MORNINGSTAR HAS PLACED KEMPER GLOBAL BLUE CHIP FUND IN THE WORLD STOCK CATEGORY. PLEASE CONSULT THE PROSPECTUS FOR A DESCRIPTION OF INVESTMENT POLICIES.

CURRENCY DEVALUATION A significant decline of a currency's value relative to other currencies, such as the U.S. dollar. This may be prompted by trading or central bank intervention (or the lack of intervention) in the currency markets. For U.S. investors who are investing overseas, a devaluation of a foreign currency can have the effect of reducing an investment's total return, because when investments are converted back into U.S. dollars it takes more of the foreign currency to purchase U.S. dollars.

FUNDAMENTAL RESEARCH Analysis of a company's financial statements to project future stock price changes. Considers past records of sales and earnings as well as the future impact of products, consumer markets, and management in weighting a company's prospects. This is distinct from TECHNICAL ANALYSIS, which evaluates the attractiveness of a stock based on historical price and trading volume movements.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A BACHELOR'S DEGREE AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER INVESTMENTS, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $280 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER:

In April, investor enthusiasm drove the market to its second milestone in a year -- the Dow Jones Industrial Average rose to 11,000 just a month after it broke 10,000 for the first time. In May, expectations of rising inflation and higher short-term interest rates led to a slowdown. But in early June, the market rallied again. What drove the market rallies, and what, at the same time, led to investor anxiety?
    Inflation worries have been seeping into the market for months. The growing conviction that Asian and Latin American economies are recovering is raising commodity prices, particularly oil. The price of West Texas Intermediate oil surged from less than $12 in February to almost $19 in early May. That alone almost guarantees a rise in the "headline" inflation rate this year, which is the rate of inflation as measured by the entire CPI. But it's important to note that the Federal Reserve Board looks primarily at the core inflation rate, which is the CPI minus food and energy -- and the core inflation rate looks at if it will remain low at about 2 percent this year. Investors should note, however, that the Federal Reserve Board also considers what will happen to inflation next year -- and all indications are that the Fed expects inflation to increase in 2000.
    As a result, the Fed is considering a change in monetary policy. Recent Fed policy has been reactive, not proactive, which means that the Fed tends to respond to inflation only when it picks up. That may change as the Fed tries to preemptively halt inflation momentum. Such a change in monetary policy would likely lead to an increase in short-term interest rates before the end of the year. However, the change is likely to be small. Because we don't see pressure toward sustained inflation, there's no reason for the Fed to want a sharp slowdown in the overall economy.
    The long-term economic situation, however, appears to be positive. The federal budget surplus continues to benefit from good revenue gains (which are based on good income gains, especially for households), good capital gains and continued restraint in federal spending. The surplus this year is expected to approach $100 billion.
    This positive environment is exactly what sometimes poses risk for investors, and is key to understanding recent volatility in the market. A strong economy has the potential to feed inflation fears and drive up interest rates. Indeed, recent market events illustrate the domino effect of investors reacting to positive economic news, which they consider troubling at this point, more than eight years into the economic expansion. In April, the steady stream of positive economic news led to a sell-off in the financial markets based on fears that the strong pace of economic growth would eventually lead to higher inflation. The benchmark 30-year Treasury bond yield rose, which pulled stocks lower.
    Where can we expect to go from here? The fundamentals by which we judge the health of the economy suggest continued growth as we move into the second half of 1999. For example, the gross domestic product (GDP), the value of all goods and services produced in the U.S., rose at an annual rate of 4.5 percent in the first quarter, following a tremendous fourth-quarter surge of 6 percent. This is very much in line with what we've grown accustomed to over the past year -- over the four quarters of 1998, the U.S. economy expanded by 4.3 percent. Some people aren't surprised at all by strong GDP growth that once would have alarmed them. That's partially because we've grown accustomed to a strong economy. But it's also because we've been able to absorb growth without driving up inflation. That's important for investors. If prices had been rising as the economy was growing, the Fed would have most likely raised short-term interest rates by now, and that would have changed the financial market outlook.
    However, we do see some vulnerability on the economic front. Trade is a weak spot in the economy right now. Exports of U.S. goods and services dropped in the first quarter while imports soared. This reflects the fact that the U.S. is one of the few countries financially fit enough to buy goods produced elsewhere in the world. But for as long as less vibrant international economies are unable to buy U.S. goods, the profitability of U.S. companies trying to export will be challenged.
    When you think about it, vulnerability in regard to the international economy is nothing new. Globally, the outlook is slightly more positive than it was a few months ago. For example, the European markets are slowing down, which has already led to the European Central Bank lowering interest rates in order to boost domestic spending. In many countries in Europe there are no fixed-rate mortgages, only adjustable-rate mortgages. When interest rates go down, mortgage payments are reduced and homeowners can spend money elsewhere. This has a huge impact on consumer spending, and will help European equities over time. Additionally, the situation in Japan remains unchanged. And, problems in the emerging markets haven't had the negative impact many people expected -- both the Mexican and Brazilian stock markets have actually risen in the past two months.

ECONOMIC OVERVIEW
ECONOMIC GUIDEPOSTS
ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
    THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

[BAR GRAPH]

                                           NOW (5/31/99)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
  10 Year Treasury Rate(1)                      5.54                   5.34                   5.57                   6.42
  Prime Rate(2)                                 7.75                    8.5                    8.5                   8.25
  Inflation Rate(3)*                            2.28                   1.68                   1.63                   3.04
  The U.S. Dollar(4)                           -1.22                   8.17                   5.05                   7.67
  Capital goods orders(5)*                     11.67                   3.05                  12.61                   3.93
  Industrial production (5)*                    2.01                   2.71                   5.92                   6.44
  Employment growth(6)                          2.14                   2.67                   2.76                   2.44

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.

(2)  THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.

(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.

(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.

(5)  THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.

(6)  AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.

*DATA AS OF APRIL 30, 1999.

    SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

    But don't forget that international crises have the potential to affect the U.S. markets dramatically. An increase in military spending on Kosovo by the 11 European Monetary Union (EMU) countries could force them to spend less in other areas, which could have economic implications, including higher interest rates. That's because many European countries have small economies and little leeway in their budgets. Consequently, those countries finance unplanned military expenditures by selling government bonds -- which, in Europe's small bond market, typically raises interest rates. As an example, consider Italy, which recently asked for more leeway on its deficit targets. When leeway was granted, this led to a further sell-off in the eurodollar.
    The international situation alone, however, is by no means an indicator of a U.S. slowdown -- and without any such indications, complacency may be our greatest concern. It's easy to look at the current U.S. economic situation and behave as if no risk exists. But when you see the market soaring and are tempted to jump in, note that the bull market grew to records on the strength of just a few dozen stocks, while most other stock prices were flat or actually declined.
    In summary, there are concerns that the current economy is unsustainable and we soon could see an abrupt end. In many cases, however, people are looking for a slowdown because they are fearful growth will drive up inflation these are particularly older investors who are accustomed to inflation accompanying growth. But again, sustained inflation seems unlikely, so a sharp slowdown is not necessary. In the short term, we expect a modest economic slowdown but no recession. The best approach now, as in any market, is to diversify and invest for the long term.
    Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,
/s/ JOHN E. SILVIA

John E. Silvia

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF DR. JOHN SILVIA AS OF JUNE 9, 1999, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[ESPINOSA PHOTO]

DIEGO ESPINOSA HAS SIX YEARS OF INVESTMENT EXPERIENCE AND IS PART OF A FUND MANAGEMENT TEAM WITH MORE THAN 55 YEARS OF COMBINED EXPERIENCE. ESPINOSA RECEIVED A B.S. DEGREE IN CIVIL ENGINEERING FROM TUFTS UNIVERSITY IN 1983 AND A MASTER'S DEGREE IN INTERNATIONAL RELATIONS FROM JOHNS HOPKINS SCHOOL OF ADVANCED INTERNATIONAL STUDIES IN 1987. IN 1991, HE RECEIVED AN MBA IN FINANCE FROM WHARTON BUSINESS SCHOOL AT THE UNIVERSITY OF PENNSYLVANIA.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

DURING THE SIX MONTHS ENDING APRIL 30, WORLD MARKETS HAVE RISEN DRAMATICALLY. ONCE AGAIN, LARGE CAPITALIZATION U.S. TECHNOLOGY STOCKS PROVIDED STRONG RETURNS, EXCEPT FOR A BRIEF PERIOD IN FEBRUARY WHEN INVESTORS GREW NERVOUS OVER VALUATIONS. EUROPEAN STOCKS STUMBLED ON ECONOMIC TROUBLES, BUT LONG-LANGUISHING JAPANESE STOCKS TURNED THE CORNER LATE IN THE PERIOD TO HELP BOOST KEMPER GLOBAL BLUE CHIP FUND'S RETURN. PORTFOLIO MANAGER DIEGO ESPINOSA DISCUSSED THIS INTERESTING ENVIRONMENT AND WHAT HE EXPECTS WILL BE DRIVING THESE MARKETS IN THE COMING MONTHS.

Q     SIX MONTHS AGO, THE WORLD MARKETS LOOKED VERY DIFFERENT. JAPAN'S MARKET
WAS LANGUISHING, EMERGING MARKETS WERE COLLAPSING AND EUROPE'S MARKET WAS STABLE. TODAY, WE FIND JAPAN AND EMERGING MARKETS HAVE LED PERFORMANCE FOR THE SIX-MONTH PERIOD ENDING APRIL 30, 1999 AND EUROPE IS STAGNATING. WHAT HAPPENED?

A     It has been a most interesting period. Three times last fall, the U.S.
Federal Reserve cut interest rates in an effort to stem tightening credit conditions. As credit spreads narrowed, liquidity spilled into the U.S. equity market, particularly large capitalization technology and retail stocks. In December, Europe cut rates to stimulate slowing gross domestic product (GDP) growth. The rate cuts helped fuel the best calendar quarter (fourth quarter, 1998) performance for the MSCI World Index since the second quarter of 1987.

      In early 1999, the U.S. market remained strong, a large rate cut supported the UK market and Europe was troubled by economic growth concerns. A changing political climate brought center-left or social democrat governments into power in many major European countries. This meant that much needed reforms that could help business interests were in jeopardy, and this led to a weakness in business confidence. Meanwhile, the Euro steadily weakened because of concerns the United States would raise interest rates while Europe might see further rate cuts. This economic uncertainty drove European markets down.

      Negative news coming from key technology firms caused investors to briefly turn their backs on the technology sector in February, causing a 10 percent slide in the NASDAQ 100 and similarly impacting many world markets. Japan cut interest rates in late February in an effort to stimulate domestic growth.

      Investors showed their approval of the cut and their optimism for potential corporate restructuring by sending Japanese stocks up almost 14 percent in March. Low interest rates worldwide created a flood of global liquidity that provided a big support to emerging markets. Despite Brazil's currency devaluation in January, the Latin American and Asian emerging markets staged a remarkable recovery over the next few months.

      In March, strong economic numbers helped push the Dow Jones industrial average over 10,000 for the first time. The one dark spot was Europe, where concerns about slowing growth continued to weigh on the equity markets. A long-awaited European interest rate cut on April 9 finally triggered a rise in most major European markets and

PERFORMANCE UPDATE

gave hope to the thought that growth might be returning to the area.

      By the end of the period, investors were growing increasingly nervous about the valuations of large-capitalization U.S. technology stocks. We witnessed major U.S. companies beating profit forecasts, but suffering punishment to their share prices in this environment. Overseas markets were very sensitive to swings in these stocks because of the perceived link between these stocks and the overall health of the U.S. equity market.

Q     WHAT KINDS OF THEMES WERE YOU INVESTING IN DURING THIS PERIOD, AND CAN YOU
TELL US HOW KEMPER GLOBAL BLUE CHIP FUND HAS CAPITALIZED ON THESE THEMES?

A     One of the important elements of our management process is spotting developing social, demographic and economic trends and then determining what types of companies will benefit from these themes.

      Some examples of dominant themes during this period included "Darkside Restructuring," "Empowered Consumer" and "Secure Streams of Income." Early this year, we unveiled a new theme called "Inevitability Arrives." Early in the period, the portfolio benefited from the "Darkside Restructuring" theme, which is made up of companies in previously regulated (dark) economies or industries that are restructuring with a focus on shareholder value. Many European stocks that rose after the December 3 interest rate cut were from this theme.

      One of the most important new themes developing today is "The Empowered Consumer." It focuses on technologies that give consumers more pricing power. Through it we capture exposure to both consumer-related Internet infrastructure and consumer Internet usage. At 22.59 percent of holdings, this theme was the largest in the portfolio at the close of the period. This theme lost ground in March due to profit worries in technology stocks, but we still feel this theme holds much potential. Some examples of "Empowered Consumer" stocks include America Online, AT&T-Liberty Media Group, British Telecom and Motorola.

      The second largest theme in the portfolio today is "Secure Streams of Income." This established theme accounted for 22.08 percent of the portfolio at April 30. It focuses on baby boomer demand for stable income in a world in which the supply of income-producing securities may be shrinking. Some examples of companies we hold under this theme are Peco Energy Company and Railtrack Group.

      "Inevitability Arrives" focuses on stocks that should benefit from an inflationary environment and the support of the banking sector. Diawa Securities and Mitsubishi Estates are examples of two Japanese stocks that have rallied recently based on this theme.

Q     WHERE DID YOU FIND THE COMPANIES THAT CAPITALIZED ON THESE THEMES?

A     As of April 30, just over 55.2 percent of the fund was invested in North
America, greater than the MSCI World weighting of 53.3 percent. Europe accounted for 29.7 percent of holdings, Japan for 11.3 percent, and Latin America for 3.8 percent. At the beginning of this period, the country weightings were not considerably different, with the exception of a much smaller 4.9 percent position in Japan. In February, we made a significant re-entry into the Japanese market. We added several new financial services and real estate holdings under the "Inevitability Arrives" theme.

                 10/31/98   4/30/99    4/30/99
                  KGBCF      KGBCF    MSCI WORLD
----------------------------------------------------
UNITED STATES       44.3%      48.5%      51.3%
----------------------------------------------------
UNITED KINGDOM      14.9%       9.7%      10.6%
----------------------------------------------------
GERMANY             12.5%      10.2%       4.5%
----------------------------------------------------
SWITZERLAND          6.4%       3.5%       3.3%
----------------------------------------------------
JAPAN                4.9%      11.3%      10.8%
----------------------------------------------------
CANADA               5.1%       6.7%       2.0%
----------------------------------------------------
AUSTRALIA            2.3%       2.8%       1.4%
----------------------------------------------------
SWEDEN               1.9%       --         2.8%
----------------------------------------------------
OTHER                7.7%       7.3%      13.3%
----------------------------------------------------

Q     KEMPER GLOBAL BLUE CHIP FUND RETURNED 13.81 PERCENT FOR THE SIX-MONTH
PERIOD, WHILE THE MSCI WORLD INDEX* WAS UP 19.78 (CLASS A SHARES UNADJUSTED FOR ANY SALES CHARGES) PERCENT FOR THE SAME PERIOD. WHY THE UNDERPERFORMANCE?

A     A dramatic narrowing of the markets drove the strong performance of the
MSCI for the first half of this period. Many global funds significantly underperformed the index during this time.

      Global managers face a dilemma: Whether to diversify a fund's investments across styles, sectors, regions and capitalization levels to manage risk, or to limit investments to a very few companies in select sectors within a limited geographic region, in a bet that those will be strong performers. To beat the index during this recent period, a global fund would have had to be invested in very few, very large high-valuation stocks. This approach does not fit with either Kemper Global Blue Chip Fund's valuation discipline or its approach to managing risk.

* MSCI WORLD INDEX IS GENERALLY ACCEPTED AS A BENCHMARK FOR WORLD EQUITY MARKETS INCLUDING THE U.S. SOURCE IS LIPPER ANALYTICAL SERVICES, INC.

PERFORMANCE UPDATE

Q     WHAT DO YOU EXPECT FROM WORLD MARKETS IN THE COMING MONTHS?

A     Along with most investors, we are growing concerned about the valuations of the large capitalization U.S. technology stocks. The U.S. market seems to be valuing many stocks for complete success. In our view, the lack of any margin for error represents real risk, as the market focuses more on the creation of the Internet than its consequences in the wider corporate world. That doesn't mean our investment opportunities are severely limited. We have identified new themes that should allow us to benefit not only from technology itself, but also to look further ahead and position ourselves for changes in the traditional economy.

      We feel confident that we have positioned the portfolio correctly for the combination of secular growth in technology and the difficult price environment everywhere else that is the basis of our current investment thinking.

GEOGRAPHIC COMPOSITION

KEMPER GLOBAL BLUE CHIP FUND'S GEOGRAPHIC COMPOSITION*
BASED ON TOTAL INVESTMENTS ON APRIL 30, 1999.

                                  [BAR GRAPH]

UNITED STATES                                              48.5
Japan                                                      11.30
Germany                                                    10.20
United Kingdom                                              9.70
Canada                                                      6.70
Switzerland                                                 3.50
Australia                                                   2.80
France                                                      2.50
Brazil                                                      2.00
Argentina                                                   1.80
Denmark                                                     1.00

* Portfolio composition is subject to change.

LARGEST HOLDINGS

KEMPER GLOBAL BLUE CHIP FUND'S 15 LARGEST HOLDINGS*
Representing 31.8% of fund's equity securities on April 30, 1999

-----------------------------------------------------------------------------------------
             HOLDINGS                           COUNTRY                        PERCENTAGE
-----------------------------------------------------------------------------------------
1.           AT&T CORP - LIBERTY MEDIA GROUP    United States                     2.6%
-----------------------------------------------------------------------------------------
2.           UNUM CORP.                         United States                     2.5%
-----------------------------------------------------------------------------------------
3.           RIO TINTO PLC                      United Kingdom                    2.4%
-----------------------------------------------------------------------------------------
4.           BURLINGTON RESOURCES, INC.         United States                     2.4%
-----------------------------------------------------------------------------------------
5.           CANADIAN NATIONAL RAILWAY CO.      Canada                            2.2%
-----------------------------------------------------------------------------------------
6.           MOTOROLA INC.                      United States                     2.2%
-----------------------------------------------------------------------------------------
7.           ALBERTA ENERGY CO., LTD            Canada                            2.1%
-----------------------------------------------------------------------------------------
8.           BRITISH TELECOM PLC                United Kingdom                    2.0%
-----------------------------------------------------------------------------------------
9.           YPF S.A.                           Argentina                         2.0%
-----------------------------------------------------------------------------------------
10.          AXA SA                             France                            1.9%
-----------------------------------------------------------------------------------------
11.          PACIFICORP                         United States                     1.9%
-----------------------------------------------------------------------------------------
12.          DUKE ENERGY CORP.                  United States                     1.9%
-----------------------------------------------------------------------------------------
13.          PECO ENERGY CO.                    United States                     1.9%
-----------------------------------------------------------------------------------------
14.          AT&T CORP.                         United States                     1.9%
-----------------------------------------------------------------------------------------
15.          SONY CORP.                         Japan                             1.9%
-----------------------------------------------------------------------------------------

*Portfolio holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER GLOBAL BLUE CHIP FUND
Portfolio of Investments at April 30, 1999 (unaudited)

-----------------------------------------------------------------------------------------------------------------
                                                                                  PRINCIPAL AMOUNT($)    MARKET
(A)REPURCHASE AGREEMENTS--4.2%                                                    OR NUMBER OF SHARES   VALUE ($)
-----------------------------------------------------------------------------------------------------------------
UNITED STATES                          Donaldson, Lufkin and Jenrette, dated
                                       4/30/1999
                                       4.870%, due 05/03/1999
                                       (Cost $709,000)                                  709,000         709,000
                                       --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
GOVERNMENT OBLIGATIONS--3.6%
-----------------------------------------------------------------------------------------------------------------
UNITED STATES                          U.S. Treasury Bond, 6.375%,
                                       08/15/2027                                        55,000          58,738
                                       --------------------------------------------------------------------------
                                       U.S. Treasury Bond, 5.250%,
                                       02/15/2029                                       570,000         535,088
                                       --------------------------------------------------------------------------
                                       TOTAL GOVERNMENT OBLIGATIONS
                                       (Cost $618,535)                                                  593,826
                                       --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
EQUITY SECURITIES--92.2%
-----------------------------------------------------------------------------------------------------------------
ARGENTINA--1.8%                        YPF S.A. "D" (ADR)
                                        (PETROLEUM COMPANY)                               7,400shs.     310,800
                                       --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
AUSTRALIA--2.8%                        (b) Cable & Wireless Optus Ltd.
                                             (PROVIDER OF COMMUNICATION AND
                                              TELECOMMUNICATION SERVICES)                73,274         164,863
                                           Foster's Brewing Group, Ltd.
                                             (LEADING BREWERY)                           43,200         126,014
                                           Normandy Mining Ltd.
                                             (MINING AND OIL ENTERPRISES)                54,300          47,072
                                           Woodside Petroleum Ltd.
                                             (OIL AND GAS PRODUCER)                      19,900         135,639
                                       --------------------------------------------------------------------------
                                                                                                        473,588
-----------------------------------------------------------------------------------------------------------------
BRAZIL--2.0%                           Aracruz Celulose S.A. (ADR)
                                         (PRODUCER OF EUCALYPTUS KRAFT PULP)              7,800         156,000
                                       Companhia Vale do Rio Doce (ADR)
                                         (MINING, RAIL TRANSPORTATION, AND
                                          MINERAL SALES IN IRON ORE,
                                          ALUMINUM, MANGANESE, TITANIUM,
                                          GOLD, & COPPER)                                 8,900         170,769
                                       --------------------------------------------------------------------------
                                                                                                        326,769
-----------------------------------------------------------------------------------------------------------------
CANADA--6.7%                           Alberta Energy Co., LTD
                                         (OIL AND GAS COMPANY)                           11,000         324,417
                                       BCE, Inc.
                                         (TELECOMMUNICATION SERVICES)                     3,500         159,636
                                       Barrick Gold Corp.
                                         (GOLD EXPLORATION AND PRODUCTION IN
                                          NORTH AND SOUTH AMERICA)                        8,100         163,012
                                       Canadian National Railway Co.
                                         (RAILROAD OPERATOR)                              5,400         340,741
                                       Molson Cos., Ltd. "A"
                                         (BREWERY)                                        8,600         128,292
                                       --------------------------------------------------------------------------
                                                                                                      1,116,098
-----------------------------------------------------------------------------------------------------------------
DENMARK--1.0%                          Unidanmark A/S "A" (Registered)
                                        (FINANCIAL SERVICES COMPANY)                      2,500         171,637
                                       --------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

-----------------------------------------------------------------------------------------------------------------
                                                                                                         MARKET
                                                                                   NUMBER OF SHARES     VALUE ($)
-----------------------------------------------------------------------------------------------------------------
FRANCE--2.5%                           AXA S.A.
                                        (INSURANCE GROUP PROVIDING
                                         INSURANCE, FINANCE AND REAL ESTATE
                                         SERVICES)                                     2,310              298,245
                                       Canal Plus S.A.
                                         (PAY TELEVISION NETWORK)                        456              126,806
                                       --------------------------------------------------------------------------
                                                                                                          425,051
-----------------------------------------------------------------------------------------------------------------
GERMANY--10.2%                         Allianz AG
                                        (MULTI-LINE INSURANCE COMPANY)                   550              175,202
                                       BASF AG
                                        (INTERNATIONAL CHEMICAL PRODUCER)              5,129              224,619
                                       Bayerische Vereinsbank AG
                                        (COMMERCIAL BANK)                              3,320              216,428
                                       Deutsche Telekom AG
                                        (TELECOMMUNICATION SERVICES)                   3,940              155,273
                                       Gerresheimer Glas AG
                                        (MANUFACTURER OF GLASS CONTAINERS
                                         AND TUBING)                                   7,609              121,393
                                       Hoechst AG
                                        (CHEMICAL PRODUCER)                            5,642              267,353
                                       Muenchener Rueckversicherungs-
                                        Gesellschaft AG (New)
                                        (PROVIDER OF COMPREHENSIVE
                                         REINSURANCE SERVICES)                           339               67,336
                                       Muenchener Rueckversicherungs-
                                        Gesellschaft AG (Registered)
                                        (INSURANCE COMPANY)                              391               78,491
                                         RWE AG
                                        (PRODUCER AND MARKETER OF PETROLEUM
                                         AND CHEMICAL PRODUCTS)                        1,999               91,451
                                       RWE AG (pfd.)                                     200                6,065
                                       Schering AG
                                        (PHARMACEUTICAL AND CHEMICAL
                                         PRODUCER)                                     1,033              119,237
                                       VIAG AG
                                        (PROVIDER OF ELECTRICAL POWER AND
                                         NATURAL GAS SERVICES, ALUMINUM
                                         PRODUCTS, CHEMICALS, CERAMICS AND
                                         GLASS)                                          340              172,788
                                       --------------------------------------------------------------------------
                                                                                                        1,695,636

PORTFOLIO OF INVESTMENTS

-----------------------------------------------------------------------------------------------------------------
                                                                                                        MARKET
                                                                                   NUMBER OF SHARES   VALUE ($)
-----------------------------------------------------------------------------------------------------------------
JAPAN--11.3%                           Bank of Tokyo-Mitsubishi, Ltd.
                                        (PROVIDER OF FINANCIAL SERVICES)                6,000            88,506
                                       Canon Inc.
                                        (PRODUCER OF VISUAL IMAGE AND
                                         INFORMATION EQUIPMENT)                         9,000           220,008
                                       Daiwa Securities Co., Ltd.
                                        (PROVIDER OF BROKERAGE AND OTHER
                                         FINANCIAL SERVICES)                           34,000           207,786
                                       Mitsubishi Estate Co., Ltd.
                                        (REAL ESTATE COMPANY)                          14,000           143,106
                                       Mitsui Fudosan Co., Ltd.
                                        (REAL ESTATE COMPANY)                           9,000            82,880
                                       Sanwa Bank, Ltd.
                                        (BANK)                                          7,000            78,527
                                       Sharp Corp.
                                        (MANUFACTURER OF CONSUMER AND
                                         INDUSTRIAL ELECTRONICS)                       18,000           210,967
                                       Sony Corp.
                                        (MANUFACTURER OF CONSUMER
                                         ELECTRONIC PRODUCTS)                           3,100           289,368
                                       Sumitomo Metal Mining Co., Ltd.
                                        (GOLD, NICKEL AND COPPER MINING
                                         COMPANY)                                      27,000           122,512
                                       TDK Corp.
                                        (MANUFACTURER OF MAGNETIC TAPES AND
                                         FLOPPY DISCS)                                  2,000           151,193
                                       Yamanouchi Pharmaceutical Co., Ltd.
                                        (MANUFACTURER OF ETHICAL DRUGS)                 9,000           284,805
                                       --------------------------------------------------------------------------
                                                                                                      1,879,658
-----------------------------------------------------------------------------------------------------------------
SWITZERLAND--3.5%                      Nestle SA (Registered)
                                        (FOOD MANUFACTURER)                              128            236,838
                                       Novartis AG (Registered)
                                        (PHARMACEUTICAL COMPANY)                         141            206,366
                                       (b) Swisscom AG
                                        (OPERATOR OF TELECOMMUNICATION
                                         NETWORKS AND NETWORK APPLICATION
                                         SERVICES)                                       268             98,368
                                       UBS AG-Registered
                                         (PROVIDER OF BANKING AND ASSET
                                          MANAGEMENT SERVICES)                           124             42,100
                                       --------------------------------------------------------------------------
                                                                                                        583,672

PORTFOLIO OF INVESTMENTS

-----------------------------------------------------------------------------------------------------------------
                                                                                                        MARKET
                                                                                   NUMBER OF SHARES   VALUE ($)
-----------------------------------------------------------------------------------------------------------------

UNITED KINGDOM--9.7%                       British Telecom PLC
                                            (TELECOMMUNICATION SERVICES)                18,622            310,936
                                           Carlton Communications PLC
                                            (TELEVISION POST PRODUCTION
                                             PRODUCTS AND SERVICES)                     12,604            121,750
                                       (b) Flextech PLC
                                            (BROADCASTER OF ENTERTAINMENT
                                             PROGRAMS)                                  11,541            166,393
                                           National Grid Group PLC
                                            (OWNER AND OPERATOR OF ELECTRIC
                                             TRANSMISSION SYSTEMS)                      28,387            195,896
                                           Railtrack Group PLC
                                            (OPERATOR OF RAILWAY
                                             INFRASTRUCTURE)                             9,718            202,908
                                           Reuters Group PLC
                                            (INTERNATIONAL NEWS AGENCY)                  8,201            111,144
                                       (b) Rio Tinto PLC
                                            (MINING COMPANY)                            21,108            368,404
                                       (b) Shell Transport & Trading PLC
                                             (PART OWNER OF ROYAL DUTCH SHELL
                                              CO.)                                      18,521            138,835
                                       --------------------------------------------------------------------------
                                                                                                        1,616,266
-----------------------------------------------------------------------------------------------------------------

UNITED STATES--40.7%                   (b) AT&T Corp--Liberty Media Group
                                            (HOLDING COMPANY OF ENTERTAINMENT
                                             NETWORKS)                                   6,172            394,236
                                           AT&T Corp.
                                            (TELECOMMUNICATION SERVICES)                 5,755            290,627
                                           America Online Inc.
                                            (PROVIDER OF ONLINE COMPUTER
                                             SERVICES)                                     300             42,825
                                           Anadarko Petroleum Corp.
                                            (OIL AND GAS EXPLORATION AND
                                             PRODUCTION)                                 3,400            128,987
                                           Burlington Resources, Inc.
                                            (OIL AND NATURAL GAS EXPLORATION
                                             AND PRODUCTION)                             7,800            359,287
                                           CINergy Corp.
                                            (HOLDING COMPANY OF ELECTRICAL
                                             UTILITIES IN OHIO, INDIANA AND
                                             KENTUCKY)                                     200              5,962
                                           CSX Corp.
                                            (RAILROAD, INTEGRATED
                                             TRANSPORTATION SYSTEMS AND SHIPPING
                                             CONTAINER COMPANY)                          5,600            275,800
                                           Comcast Corp. "A"
                                             (CABLE TV, SOUND AND
                                              TELECOMMUNICATION SYSTEMS)                 3,200            210,200
                                           Duke Energy Corp.
                                             (ELECTRIC UTILITY IN THE CAROLINAS)         5,300            296,800
                                           Enron Corp.
                                             (PRODUCER OF NATURAL GAS AND
                                              ELECTRICITY)                               3,000            225,750
                                           Homestake Mining Co.
                                             (INTERNATIONAL GOLD PRODUCER)              19,400            185,512
                                       (b) Immunex Corp.
                                             (BIOPHARMACEUTICAL COMPANY)                   800             76,400
                                           International Business Machines Corp.
                                             (MANUFACTURER OF COMPUTERS AND
                                              SERVICER OF INFORMATION PROCESSING
                                              UNITS)                                       800            167,350
                                       (b) Intuit Inc.
                                             (PROVIDER OF FINANCIAL SOFTWARE FOR
                                              HOUSEHOLDS AND SMALL BUSINESSES)             300             25,837

PORTFOLIO OF INVESTMENTS

-----------------------------------------------------------------------------------------------------------------------
                                                                                                             MARKET
                                                                                      NUMBER OF SHARES      VALUE ($)
-----------------------------------------------------------------------------------------------------------------------
                                              Lockheed Martin Corp.
                                                (MANUFACTURER OF AIRCRAFT, MISSILES
                                                AND SPACE EQUIPMENT)                         5,900            254,069
                                          (b) Metzler Group, Inc.
                                                (PROVIDER OF CONSULTING SERVICES TO
                                                ENERGY BASED AND OTHER NETWORK AND
                                                RELATED INDUSTRIES)                          3,700            103,138
                                              Motorola Inc.
                                                (MANUFACTURER OF TELECOMMUNICATION
                                                PRODUCTS AND SEMICONDUCTORS)                 4,100            328,513
                                              Newmont Mining Corp.
                                                (INTERNATIONAL GOLD EXPLORATION AND
                                                MINING COMPANY)                              8,000            192,500
                                              Northrop Grumman Corp.
                                                (MANUFACTURER OF AIRCRAFT, AIRCRAFT
                                                ASSEMBLIES AND ELECTRONIC SYSTEMS
                                                FOR MILITARY AND COMMERCIAL USE)             3,400            217,388
                                          (b) Oracle Systems Corp.
                                                (DATABASE MANAGEMENT SOFTWARE)               3,600             97,425
                                              PacifiCorp
                                                (ELECTRIC UTILITY)                          17,800            297,038
                                              Peco Energy Co.
                                                (ELECTRIC AND GAS UTILITY)                   6,200            294,113
                                              ProLogis Trust (REIT)
                                                (GLOBAL OWNER OF CORPORATE
                                                DISTRIBUTION FACILITIES)                     5,600            117,600
                                              Progressive Corp.
                                                (PROPERTY AND CASUALTY INSURANCE
                                                COMPANY)                                     1,500            215,250
                                          (b) Sabre Group Holdings Inc. "A"
                                                (TRAVEL RESERVATION SYSTEM
                                                PROVIDER)                                    3,700            192,863
                                          (b) Sterling Commerce, Inc.
                                                (PRODUCER OF ELECTRONIC DATA
                                                INTERCHANGE PRODUCTS AND SERVICES)           3,100             97,069
                                          (b) Stillwater Mining Co.
                                                (EXPLORATION AND DEVELOPMENT OF
                                                MINES IN MONTANA PRODUCING
                                                PLATINUM, PALLADIUM AND ASSOCIATED
                                                METALS)                                      4,800            135,900
                                          (b) Sun Microsystems, Inc.
                                                (PRODUCER OF HIGH-PERFORMANCE
                                                WORKSTATIONS, SERVERS AND
                                                NETWORKING SOFTWARE)                         3,300            197,381
                                          (b) TeleBanc Financial Corp.
                                                (PROVIDER OF FINANCIAL SERVICES
                                                THROUGH THE INTERNET AND TELEPHONE)            700             72,538
                                              UNUM Corp.
                                                (PROVIDER OF GROUP DISABILITY AND
                                                SPECIAL RISK INSURANCE)                      7,100            387,838
                                          (b) US Airways Group, Inc.
                                                (MAJOR AIRLINE)                              1,900            103,431
                                              USEC Inc.
                                                (PROVIDER OF ENRICHED URANIUM
                                                PRODUCTS AND SERVICES)                      10,500            130,594
                                              Unicom Corp.
                                                (ELECTRIC UTILITY)                           6,100            236,756

PORTFOLIO OF INVESTMENTS

-----------------------------------------------------------------------------------------------------------------------
                                                                                                             MARKET
                                                                                      NUMBER OF SHARES     VALUE ($)
-----------------------------------------------------------------------------------------------------------------------
                                              Unocal Corp.
                                                (EXPLORER AND PRODUCER OF OIL AND
                                                GAS)                                         4,000            166,250
                                              Williams Cos., Inc.
                                                (GAS PIPELINE OPERATOR, PETROLEUM
                                                PRODUCER)                                    5,500            259,875
                                              ---------------------------------------------------------------------------
                                                                                                            6,783,102
                                              ---------------------------------------------------------------------------
                                              COMMON STOCKS TOTAL
                                              (Cost $13,469,371)                                           15,382,277
                                              ---------------------------------------------------------------------------
                                              TOTAL INVESTMENT PORTFOLIO--100%
                                              (Cost $14,796,906)                                           16,685,103
                                              ---------------------------------------------------------------------------

(a) Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities. The collateral is monitored daily by the fund so that its market value exceeds the carrying value of the repurchase agreement.

(b) Non-income producing security

Based on the cost of investments of $14,822,898 for federal income tax purposes at April 30, 1999, the gross unrealized appreciation was $2,365,600, the gross unrealized depreciation was $503,395 and the net unrealized appreciation on investments was $1,862,205.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999 (unaudited)

---------------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------------
Investments, at value
(Cost $14,796,906)                                              $16,685,103
---------------------------------------------------------------------------
Cash and foreign currency holdings, at market (identified
cost $5,529)                                                          5,529
---------------------------------------------------------------------------
Receivable for:
  Investments sold                                                  388,012
---------------------------------------------------------------------------
  Dividends and interest                                             25,052
---------------------------------------------------------------------------
  Fund shares sold                                                   22,718
---------------------------------------------------------------------------
  Foreign taxes                                                       4,025
---------------------------------------------------------------------------
Unrealized appreciation on forward currency exchange
  contracts                                                           5,774
---------------------------------------------------------------------------
Deferred organization expense                                        11,047
---------------------------------------------------------------------------
Other assets                                                          4,574
---------------------------------------------------------------------------
    TOTAL ASSETS                                                 17,151,834
---------------------------------------------------------------------------

---------------------------------------------------------------------------
 LIABILITIES
---------------------------------------------------------------------------

Payable for:
  Investments purchased                                             307,836
---------------------------------------------------------------------------
  Fund shares redeemed                                                2,349
---------------------------------------------------------------------------
Unrealized depreciation on forward currency exchange
  contracts                                                           3,350
---------------------------------------------------------------------------
Other payables and accrued expenses                                  38,741
---------------------------------------------------------------------------
    Total liabilities                                               352,276
---------------------------------------------------------------------------
NET ASSETS                                                      $16,799,558
---------------------------------------------------------------------------

---------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
---------------------------------------------------------------------------

Paid-in capital                                                 $15,235,287
---------------------------------------------------------------------------
Accumulated net realized loss on investments                       (361,341)
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
  Investments                                                     1,888,197
---------------------------------------------------------------------------
  Foreign currency related transactions                               2,412
---------------------------------------------------------------------------
Undistributed net investment income                                  35,003
---------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $16,799,558
---------------------------------------------------------------------------

---------------------------------------------------------------------------
 THE PRICING OF SHARES
---------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($10,065,813 / 866,237 shares outstanding)                         $11.62
---------------------------------------------------------------------------
  Maximum offering price per share (net asset value, plus
  6.10% of net asset value or 5.75% of offering price)               $12.33
---------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share ($5,410,298 /
  471,973 shares outstanding)                                        $11.46
---------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share ($1,323,447 /
  115,214 shares outstanding)                                        $11.49
---------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
For the six months ended April 30, 1999 (unaudited)

--------------------------------------------------------------------------
NET INVESTMENT INCOME
--------------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $7,695)             $   98,760
--------------------------------------------------------------------------
Interest                                                            44,257
--------------------------------------------------------------------------
    Total investment income                                        143,017
--------------------------------------------------------------------------
Expenses:
  Management fee                                                    63,234
--------------------------------------------------------------------------
  Distribution services fee                                         18,323
--------------------------------------------------------------------------
  Administrative services fee                                       15,808
--------------------------------------------------------------------------
  Custodian, accounting and transfer agent fees and related
    expenses                                                       130,189
--------------------------------------------------------------------------
  Reports to shareholders                                            5,500
--------------------------------------------------------------------------
  Professional fees                                                 15,750
--------------------------------------------------------------------------
  Registration fees                                                  1,282
--------------------------------------------------------------------------
  Amortization of organization expenses                              1,448
--------------------------------------------------------------------------
  Directors' fees and other                                          6,000
--------------------------------------------------------------------------
    Total expenses before expense waiver                           257,534
--------------------------------------------------------------------------
Less expenses waived and absorbed by investment manager           (122,365)
--------------------------------------------------------------------------
    Total expenses after expense waiver                            135,169
--------------------------------------------------------------------------
NET INVESTMENT INCOME                                                7,848
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
--------------------------------------------------------------------------

Net realized (gain) loss from:
  Investments                                                     (130,254)
--------------------------------------------------------------------------
  Foreign currency related transactions                            (46,241)
--------------------------------------------------------------------------
                                                                  (176,495)
--------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) on:
  Investments                                                    1,848,753
--------------------------------------------------------------------------
  Foreign currency related transactions                             42,915
--------------------------------------------------------------------------
                                                                 1,891,668
--------------------------------------------------------------------------
Net gain on investments                                          1,715,173
--------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $1,723,021
--------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       FOR THE
                                                                   FOR THE           PERIOD FROM
                                                                  SIX MONTHS      DECEMBER 31, 1997
                                                                    ENDED         (COMMENCEMENT OF
                                                                APRIL 30, 1999     OPERATIONS) TO
                                                                 (UNAUDITED)      OCTOBER 31, 1998
---------------------------------------------------------------------------------------------------
OPERATIONS AND CAPITAL SHARE ACTIVITY
---------------------------------------------------------------------------------------------------
  Net investment income                                          $     7,848             26,409
---------------------------------------------------------------------------------------------------
  Net realized loss                                                 (176,495)          (184,100)
---------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)             1,891,668             (1,059)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                         1,723,021           (158,750)
---------------------------------------------------------------------------------------------------
  Net increase from capital share transactions                     5,536,914          9,678,373
---------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                       7,259,935          9,519,623
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
 NET ASSETS
---------------------------------------------------------------------------------------------------
Beginning of period                                                9,539,623             20,000
---------------------------------------------------------------------------------------------------
END OF PERIOD (including undistributed net investment income
of $35,003 and $27,155, respectively)                            $16,799,558          9,539,623
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF
     THE FUND Kemper Global Blue Chip Fund (the fund) is a diversified series of Kemper Global/International Series, Inc. (the Corporation), an open-end management investment company organized as a corporation in the state of Maryland. The fund commenced operations on December 31, 1997. The fund currently offers three classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.
--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Investments are stated at
                             value. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market
                             (Nasdaq), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies on that day.

                             Portfolio debt securities other than money market securities with an original maturity over sixty days are valued by pricing agents approved by the officers of the fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair market value as determined in good faith by the Valuation Committee of the Board of Directors.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign

NOTES TO FINANCIAL STATEMENTS

                             currency exchange contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the close of the Exchange. The net asset value per share is determined separately for each class by dividing the fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             At October 31, 1998, the fund had a tax basis net loss carryforward of approximately $156,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or it will expire in the period ended 2006.

                             DIVIDENDS TO SHAREHOLDERS. The fund declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles. These differences are primarily due to differing treatments for certain transactions such as foreign currency transactions.

                             ORGANIZATIONAL COSTS. Costs incurred by the fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly management fee of 1/12 of the annual rate of 1.00% of the first
                             $250 million of average daily net assets declining to .90% of average daily net assets in excess of $1 billion. However, the fund incurred no management fee for the period ended April 30, 1999, after an expense waiver by Scudder Kemper. In addition, Scudder Kemper has temporarily agreed to absorb certain operating expenses of the fund. Under these arrangements, Scudder Kemper waived and absorbed expenses of $122,365 for the period ended April 30, 1999.

NOTES TO FINANCIAL STATEMENTS

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                      COMMISSIONS     COMMISSIONS ALLOWED
                                                                    RETAINED BY KDI     BY KDI TO FIRMS
                                                                    ---------------   -------------------
                             Period ended April 30, 1999                $3,233              32,690

                             For services under the distribution services agreement, the fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. The fund incurred no distribution fees for the period ended April 30, 1999, after an expense waiver by Scudder Kemper. Distribution fees, CDSC and commissions related to Class B and Class C shares are as follows:

                                                                                         COMMISSIONS AND
                                                                         CDSC         DISTRIBUTION FEES PAID
                                                                    RECEIVED BY KDI      BY KDI TO FIRMS
                                                                    ---------------   ----------------------
                             Period ended April 30, 1999                $5,339                70,101

                             ADMINISTRATIVE SERVICES AGREEMENT. The fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. The fund incurred no administrative services fees for the period ended April 30, 1999, after an expense waiver by Scudder Kemper. During the period ended April 30, 1999, KDI paid fees of $15,135 to various firms.

                             SHAREHOLDER SERVICES AGREEMENT. Kemper Service Company is the transfer, dividend paying and shareholder service agent for the fund. The fund incurred shareholder services fees of $44,125 for the period ended April 30, 1999, 20,953 of which is unpaid.

                             FUND ACCOUNTING AGENT. Scudder Fund Accounting Corporation is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the fund. The fund incurred no accounting fees for the period ended April 30, 1999, after a fee waiver of $25,000 by Scudder Kemper.

                             OFFICERS AND DIRECTORS. Certain officers or directors of the fund are also officers or directors of Scudder Kemper. For the period ended April 30, 1999, the fund made no payments to its officers and incurred directors' fees of $6,000 to independent directors.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the period ended April 30, 1999, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                                $8,755,991

                             Proceeds from sales                       3,789,683

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the fund:

                                                            PERIOD ENDED                  PERIOD ENDED
                                                           APRIL 30, 1999               OCTOBER 31, 1998
                                                      -------------------------      -----------------------
                                                       SHARES         AMOUNT         SHARES         AMOUNT
                            --------------------------------------------------------------------------------
                            SHARES SOLD
                             Class A                   380,985      $ 4,139,156      652,704      $6,738,953
                            --------------------------------------------------------------------------------
                             CLASS B                   253,125        2,711,226      315,577       3,205,303
                            --------------------------------------------------------------------------------
                             Class C                    70,145          748,170       86,586         897,853
                            --------------------------------------------------------------------------------
                             SHARES REDEEMED
                             Class A                  (113,131)      (1,258,844)     (55,023)       (561,638)
                            --------------------------------------------------------------------------------
                             Class B                   (47,212)        (512,239)     (50,219)       (450,263)
                            --------------------------------------------------------------------------------
                             Class C                   (27,158)        (290,555)     (15,061)       (151,835)
                            --------------------------------------------------------------------------------
                             NET INCREASE FROM
                             CAPITAL SHARE TRANSACTIONS             $ 5,536,914                   $9,678,373

--------------------------------------------------------------------------------

6    FORWARD FOREIGN
     CURRENCY CONTRACTS      In order to protect itself against a decline in the
                             value of a particular foreign currency against the U.S. dollar, the fund has entered into forward contracts to deliver foreign currency in exchange for U.S. dollars as described below. The fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the net unrealized gain or loss on these contracts are reflected in the accompanying financial statements. The fund also bears the credit risk (which is limited to the unrealized gain, if any) if the counterparty fails to perform under the contract. At April 30, 1999, the fund had the following forward foreign currency contracts outstanding.

                                                                                     CONTRACT         UNREALIZED
                                       FOREIGN CURRENCY            SETTLEMENT      AMOUNT IN       GAIN (LOSS) AT
                                       TO BE DELIVERED                DATE      U.S. DOLLARS ($)    4/30/99 ($)
                             ------------------------------------------------------------------------------------
                              8,164,415   Japanese Yen              6/29/99           70,000            1,129
                             34,042,655   Japanese Yen              6/29/99          291,811            4,645
                             30,942,600   Japanese Yen              8/31/99         $260,000           (3,350)
                             ------------------------------------------------------------------------------------
                                                                                                        2,424

FINANCIAL HIGHLIGHTS


                                    ----------------------------------------------------------------------------------------------
                                              CLASS A                         CLASS B                         CLASS C
                                    ----------------------------------------------------------------------------------------------
                                                     FOR THE                         FOR THE                         FOR THE
                                                   PERIOD FROM                     PERIOD FROM                     PERIOD FROM
                                                  DECEMBER 31,                    DECEMBER 31,                    DECEMBER 31,
                                   SIX MONTHS         1997         SIX MONTHS         1997         SIX MONTHS         1997
                                      ENDED       (COMMENCEMENT       ENDED       (COMMENCEMENT       ENDED       (COMMENCEMENT
                                    APRIL 30,   OF OPERATIONS) TO   APRIL 30,   OF OPERATIONS) TO   APRIL 30,   OF OPERATIONS) TO
                                      1999         OCTOBER 31,        1999         OCTOBER 31,        1999         OCTOBER 31,
                                   (UNAUDITED)        1998         (UNAUDITED)        1998         (UNAUDITED)        1998
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
period                               $10.21            9.50           10.13            9.50           10.14            9.50
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)          .01             .05            (.02)           --              (.02)           --
----------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain     1.40             .66            1.35             .63            1.37             .64
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations       1.41             .71            1.33             .63            1.35             .64
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period       $11.62           10.21           11.46           10.13           11.49           10.14
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)         13.81%           7.47           13.13            6.63           13.22            6.74
----------------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
----------------------------------------------------------------------------------------------------------------------------------
Expenses absorbed by the fund          1.80%           1.80            2.68            2.68            2.65            2.65
----------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)            .45%            .92            (.40)            .04            (.37)            .07
----------------------------------------------------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
----------------------------------------------------------------------------------------------------------------------------------
Expenses                               3.49%           6.06            4.98            7.69            5.06            7.66
----------------------------------------------------------------------------------------------------------------------------------
Net investment loss                   (1.24)%         (3.34)          (2.70)          (4.97)          (2.78)          (4.94)
----------------------------------------------------------------------------------------------------------------------------------

                                                                                 FOR THE
                                                                               PERIOD FROM
                                                                              DECEMBER 31,
                                                             SIX MONTHS           1997
                                                                ENDED         (COMMENCEMENT
                                                              APRIL 30,     OF OPERATIONS) TO
                                                                1999           OCTOBER 31,
                                                             (UNAUDITED)          1998
-------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES
-------------------------------------------------------------------------------------------------
Net assets at end of period                                  $16,799,558            9,539,623
-------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                  62%                  84
-------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. has agreed to temporarily waive its management fee and absorb certain operating expenses of the fund. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption.

--------------------------------------------------------------------------------
 TAX INFORMATION
--------------------------------------------------------------------------------

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Kemper Fund account, please call 1-800-621-1048.

SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

On December 17, 1998, a special shareholders' meeting was held. Kemper Global Blue Chip Fund shareholders were asked to vote on two separate issues: approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc., and to modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. The following are the results.

1) Approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc. This item was approved.

        For    Against   Abstain
      622,555   1,432     9,591

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

                                Broker
    For    Against   Abstain   Non-Votes
  475,692   19,041    17,185    121,661

Diversification

                                Broker
    For    Against   Abstain   Non-Votes
  475,964   18,768    17,185    121,661

Lending

                                Broker
    For    Against   Abstain   Non-Votes
  475,926.. 18,806   17,185    121,661

DIRECTORS AND OFFICERS


DIRECTORS                  OFFICERS

JAMES E. AKINS             MARK S. CASADY               ANN M. MCCREARY
Director                   President                    Vice President

JAMES R. EDGAR             PHILIP J. COLLORA            SHERIDAN P. REILLY
Director                   Vice President and           Vice President
                           Secretary
ARTHUR R. GOTTSCHALK                                    M. ISABEL SALTZMAN
Director                   JOHN R. HEBBLE               Vice President
                           Treasurer
FREDERICK T. KELSEY                                     LINDA J. WONDRACK
Director                   JOYCE E. CORNELL             Vice President
                           Vice President
KATHRYN L. QUIRK                                        MAUREEN E. KANE
Director and               DIEGO ESPINOSA               Assistant Secretary
Vice President             Vice President
                                                        CAROLINE PEARSON
FRED B. RENWICK            JOAN R. GREGORY              Assistant Secretary
Director                   Vice President
                                                        ELIZABETH C. WERTH
JOHN G. WEITHERS           TARA C. KENNEY               Assistant Secretary
Director                   Vice President
                                                        BRENDA LYONS
                           THOMAS W. LITTAUER           Assistant Treasurer
                           Vice President

--------------------------------------------------------------------------------
LEGAL COUNSEL                  DECHERT PRICE & RHOADS
                               Ten Post Office Square South
                               Boston, MA 02109
--------------------------------------------------------------------------------
SHAREHOLDER                    KEMPER SERVICE COMPANY
SERVICE AGENT                  P.O. Box 419557
                               Kansas City, MO 64141
--------------------------------------------------------------------------------
CUSTODIAN                      BROWN BROTHERS HARRIMAN & CO.
                               40 Water Street
                               Boston, MA 02109
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS           ERNST & YOUNG LLP
                               200 Clarendon Street
                               Boston, MA 02116
--------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER          KEMPER DISTRIBUTORS, INC.
                               222 South Riverside Plaza Chicago, IL 60606-5808 www.kemper.com



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LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

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unless preceded or accompanied by a
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KGBCF - 3 (6/21/99) 1076910